_A
                                                 POWER OF ATTORNEY

STATE OF TEXAS

COUNTY OF GALVESTON

            Know all men by these presents that the undersigned Directors of American National Insurance Company, a Texas corporation ("Corporation"), constitute and appoint Dwain A. Akins and Gregory S. Garrison, and each of them, as their true and lawful attorney-in-fact and agent, with full power of substitution, for them and in their name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or substitute, may lawfully do or cause to be done by virtue hereof.


/s/___________________________               /s/_____________________________
Robert L. Moody                                         G. Richard Ferdinandtsen
Dated: April _23_, 2004                                 Dated:  April _23_, 2004
              --                                                       --


/s/___________________________               /s/_____________________________
Irwin M. Herz, Jr.                                      R. Eugene Lucas
Dated: April _23_, 2004                                 Dated:  April _23_, 2004
              --                                                       --




/s/_____________________________
W. L. Moody, IV Dated: April __23, 2004



STATE OF TEXAS
COUNTY OF GALVESTON

            Before me ____Ellen C. Otte______________, Notary Public, on this day personally appeared Robert L. Moody, known to me (or proved to me by ________________________) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

            Given under my hand and seal of office this _23___ day of April, 2004.

                                               /s/_____________________________
                                                       Notary Public in and for
                                                             The State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

            Before me ____Judy A. Moriarty____________, Notary Public, on this day personally appeared G. Richard Ferdinandtsen, known to me (or proved to me by ____________________) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

            Given under my hand and seal of office this __23__ day of April, 2004.

                                                /s/_____________________________
                                                      Notary Public in and for
                                                         The State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

            Before me _____Judy A. Moriarty_______, Notary Public, on this day personally appeared Irwin M. Herz, Jr. , known to me
(or proved to me by ________________________) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

            Given under my hand and seal of office this ___23_ day of April, 2004.

                                               /s/_____________________________
                                                        Notary Public in and for
                                                              The State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

            Before me __Joyce A. Dundee_________, Notary Public, on this day personally appeared R. Eugene Lucas, known to me (or proved to me by ________________________) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

            Given under my hand and seal of office this _23___ day of April, 2004.

                                               /s/_____________________________
                                                        Notary Public in and for
                                                              The State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

            Before me ____________________________, Notary Public, on this day personally appeared E. Douglas McLeod, known to me (or proved to me by ________________________) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

          Given under my hand and seal of office this ______ day of April, 2004.

                                               --------------------------------
                                                       Notary Public in and for
                                                              The State of Texas

STATE OF TEXAS
COUNTY OF _________________

            Before me ____________________________, Notary Public, on this day personally appeared Frances Anne Moody-Dahlberg, known to me (or proved to me by ________________________) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

          Given under my hand and seal of office this ______ day of April, 2004.

                                              --------------------------------
                                                        Notary Public in and for
                                                              The State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

            Before me ____________________________, Notary Public, on this day personally appeared Russell S. Moody, known to me (or proved to me by ________________________) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

          Given under my hand and seal of office this ______ day of April, 2004.

                                                --------------------------------
                                                       Notary Public in and for
                                                              The State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

            Before me _____Judy A. Moriarty________, Notary Public, on this day personally appeared W. L. Moody, IV, known to me (or proved to me by ________________________) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

            Given under my hand and seal of office this ___23_ day of April, 2004.

                                               /s/_____________________________
                                                        Notary Public in and for
                                                              The State of Texas

STATE OF TEXAS
COUNTY OF GALVESTON

            Before me ____________________________, Notary Public, on this day personally appeared James D. Yarbrough, known to me (or proved to me by ________________________) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

        Given under my hand and seal of office this ______ day of April, 2004.

                                               --------------------------------
                                                        Notary Public in and for
                                                              The State of Texas